Defered Income Tax (Detail) - USD ($) $ in Thousands	Dec. 31, 2014	Dec. 31, 2013
Deferred Tax Assets, Net [Abstract]
Net operating loss carryforwards	$ 46,024	$ 33,248
Research and development tax credits	2,441	2,041
Reserves and accruals	724	2,728
Other	2,948	376
Total deferred tax assets	52,137	38,393
Deferred Tax Assets, Valuation Allowance	(52,137)	(38,393)
Net deferred tax assets	$ 0	$ 0